SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 11, 2017

HEALTHWAREHOUSE.COM, INC.
(Exact name of registrant as specified in charter)

Delaware	000-13117	22-2413505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7107 Industrial Road Florence, Kentucky	41042
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (800) 748-7001
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Effective April 11, 2017 the Board of Directors of Healthwarehouse.com, Inc., a Delaware corporation (the "Company"), appointed Joseph Peters as interim President and Chief Executive Officer of the Company. Mr. Peters (age 31) has been employed by the Company in various capacities since 2012. He has served the Company as a customer support manager from 2012 to 2013, a human resources manager from 2013 to 2014, and Vice President of Operations from 2014. As of the date of this filing the Company had not entered into any material plan, contract or amendment with Mr. Peters in connection with his appointment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
HEALTHWAREHOUSE.COM, INC.

Date: April 13, 2017	By: /s/ Mark D. Scott Mark D. Scott
Chairman of the Board